SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934.

                                (Amendment No. )

Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential,  for  Use  of the  Commission  Only  (as  permitted  by  Rule
     14a-6(e)(2)
[x]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-12

                          PEOPLES BANCORPORATION, INC.
                (Name of Registrant as Specified In Its Charter)



     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
 [x]  No Fee Required.
      Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1)   Title of each class of securities to which transaction applies:



     2)   Aggregate number of securities to which transaction applies:



     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:



     4)   Proposed maximum aggregate value of transaction:



     5)   Total fee paid



[ ]  Fee paid previously with preliminary materials



[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:

     2)   Form, Schedule or Registration Statement No.:

     3)   Filing Party:

     4)   Date Filed:

                          PEOPLES BANCORPORATION, INC.
                              1814 East Main Street
                          Easley, South Carolina 29640

                    Notice of Annual Meeting of Shareholders

                                  May 18, 2004

TO OUR SHAREHOLDERS:

         Notice is hereby given that the Annual Meeting of Shareholders of Peoples Bancorporation, Inc. (the "Company") will be held on Tuesday, May 18, 2004 at 10:00 a.m., at Peoples Bancorporation, Inc., 1814 East Main Street, Easley, South Carolina 29640, for the following purposes:

     (1) To elect six directors to serve for terms of three years, or until their successors are elected and qualified;

     (2) To vote on approval of the Peoples Bancorporation, Inc. 2004 Stock Option Plan; and

     (3) To conduct such other business as may lawfully come before the Annual Meeting or any adjournments or postponements thereof.

         Only shareholders of record at the close of business on March 26, 2004 are entitled to notice of, and to vote at, the meeting and any adjournments or postponements thereof.

         A proxy statement and proxy solicited by the Board of Directors are enclosed. Please sign, date and return the proxy promptly. If you are a record owner of shares and attend the meeting, you may, if you wish, withdraw your proxy and vote in person.


                                            BY ORDER OF THE BOARD OF DIRECTORS



                                            Robert E. Dye, Sr.
                                            Chairman of the Board, President
                                            and Chief Executive Officer

April 12, 2004
Easley, South Carolina

 PLEASE COMPLETE AND RETURN THE ENCLOSED PROXY SO THAT YOUR VOTE MAY BE RECORDED
                AT THE MEETING IF YOU DO NOT ATTEND PERSONALLY.

                          PEOPLES BANCORPORATION, INC.
                              1814 East Main Street
                          Easley, South Carolina 29640

                              --------------------

                                 PROXY STATEMENT
                              --------------------

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Peoples Bancorporation, Inc. (the "Company") for use at the Annual Meeting of Shareholders to be held at Peoples Bancorporation, Inc., 1814 East Main Street, Easley, South Carolina 29640 on Tuesday, May 18, 2004 at 10:00 a.m., and any adjournments or postponements thereof, for the purposes set forth in the Notice of Annual Meeting accompanying this Proxy Statement. In addition to solicitations by mail, officers and regular employees of the Company, at no additional compensation, may assist in soliciting proxies by telephone or other electronic means. The Company will pay the cost of this proxy solicitation. This Proxy Statement and the accompanying form of proxy were first mailed to the shareholders on or about April 12, 2004. As used herein, the term "Banks" means The Peoples National Bank, Bank of Anderson, N.A. and Seneca National Bank, the wholly owned subsidiaries of the Company.

                                  ANNUAL REPORT

         The Annual Report to Shareholders covering the Company's fiscal year ended December 31, 2003, including financial statements, is enclosed. Such Annual Report to Shareholders does not form any part of the material for the solicitation of proxies.

                              REVOCABILITY OF PROXY

         Any proxy given pursuant to this solicitation may be revoked by any record shareholder who attends the meeting and gives oral notice of his election to vote in person, without compliance with any other formalities. In addition, any proxy given pursuant to this solicitation may be revoked by the record shareholder prior to the meeting by delivering to R. Riggie Ridgeway, Secretary of the Company, 1814 East Main Street, Easley, South Carolina 29640, an instrument revoking the proxy or by delivering to Mr. Ridgeway at such address a duly executed proxy for the same shares bearing a later date. Written notice of revocation of a proxy or delivery of a later dated proxy will be effective upon receipt by the Company. Attendance at the Annual Meeting will not in itself constitute revocation of a proxy.

                                QUORUM AND VOTING

         Only shareholders of record on March 26, 2004 are entitled to notice of and to vote at the Annual Meeting. On that date, the Company had outstanding 3,682,754 shares of common stock, par value $1.67 per share. Each share outstanding will be entitled to one vote on each matter submitted to the annual meeting.

      A majority of the shares entitled to be voted at the annual meeting constitutes a quorum. If a share is represented for any purpose at the annual meeting by the presence of the registered owner or a person holding a valid proxy for the registered owner, it is deemed to be present for purposes of establishing a quorum. Therefore, valid proxies which are marked "Abstain" or "Withhold" and shares that are not voted, including proxies submitted by brokers that are the record owners of shares (so-called "broker non-votes"), will be included in determining the number of votes present or represented at the annual meeting. If a quorum is not present or represented at the meeting, the shareholders entitled to vote who are present in person or represented by proxy have the power to adjourn the meeting from time to time. If the meeting is to be reconvened within thirty days, no notice of the reconvened meeting will be given other than an announcement at the adjourned meeting. If the meeting is to be adjourned for thirty days or more, notice of the reconvened meeting will be given as provided in the Bylaws. At any reconvened meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the meeting as originally noticed.

      If a quorum is present at the Annual Meeting, directors will be elected by a plurality of the votes cast by shares present and entitled to vote at the annual meeting. Cumulative voting is permitted. See "CUMULATIVE VOTING RIGHTS." Votes that are withheld or that are not voted in the election of directors will have no effect on the outcome of election of directors. If a quorum is present, all other matters that may be considered and acted upon at the Annual Meeting, including approval of the 2004 Stock Option Plan, will be approved if the number of shares of Common Stock voted in favor of the matter exceeds the number of shares of Common Stock voted against the matter.

                            CUMULATIVE VOTING RIGHTS

         Each holder of shares is entitled to cumulate his votes for election of directors. Votes may be cumulated in the following ways: (1) giving one nominee as many votes as the number of directors to be elected multiplied by the number of shares owned, or (2) distributing votes on the same principle among any number of nominees.

         Conditions  precedent to the exercise of cumulative  voting are either:
(1) giving written notice of intention to vote cumulatively to the Secretary of the Company not less than forty-eight hours before the time of the meeting; or
(2) announcing the intention to vote cumulatively at the meeting before voting for directors begins. Once a shareholder gives notice of intention to vote cumulatively, all shareholders entitled to vote at the meeting may cumulate their votes. If notice is given at the meeting, the presiding officer may, or if requested by any shareholder shall, recess the meeting for a period not to exceed two hours.

         If shares are voted cumulatively, the designated proxy agents will cumulate the votes represented by such proxies in such manner as necessary to elect the greatest possible number of management nominees.

                       ACTIONS TO BE TAKEN BY THE PROXIES

      The persons named as proxies were selected by the Board of Directors of the Company. When the form of proxy enclosed is properly executed and returned, the shares that it represents will be voted at the meeting. Unless the shareholder otherwise specifies therein, each proxy will be voted "FOR" the election of the persons named in this Proxy Statement as the Board of Directors' nominees for election to the Board of Directors, and "FOR" approval of the 2004 Stock Option Plan. In each case where the shareholder has appropriately specified how the proxy is to be voted, it will be voted in accordance with the shareholder's specifications. As to any other matter of business which may be brought before the Annual Meeting, a vote may be cast pursuant to the accompanying proxy in accordance with the best judgment of the persons voting the same, but the Board of Directors does not know of any such other business.

                             SHAREHOLDER PROPOSALS

      Any shareholder desiring to submit proposals for the consideration of the shareholders at the next Annual Meeting may do so by sending them in writing to
R. Riggie Ridgeway, Secretary, Peoples Bancorporation, Inc., 1814 East Main Street, Easley, South Carolina 29640. Such written proposals must be received prior to December 14, 2004, for inclusion, if otherwise appropriate, in the Company's Proxy Statement and form of Proxy relating to that meeting. With respect to any shareholder proposal not received by the Company prior to February 27, 2005, proxies solicited by management of the Company will be voted on the proposal in the discretion of the designated proxy agents.

                              ELECTION OF DIRECTORS

         The Board of Directors has nominated six existing directors for re-election to the Board of Directors at the Annual Meeting. The Company's Articles of Incorporation provide for a classified board of directors, whereby approximately one-third of the members of the Company's Board of Directors are elected each year at the Company's Annual Meeting of Shareholders. At each Annual Meeting of Shareholders, successors to the class of directors whose term expires at the Annual Meeting are elected for a three-year term.

         The Board of Directors recommends the election of the six nominees listed below. In the event that any such nominee is not available to serve as a director, the persons acting under the proxy intend to vote, in his stead, for such person as the Board of Directors may recommend.

         Information about the six nominees and about the directors whose terms will continue after the Annual Meeting is set forth below.

                 Nominees for Three Year Terms Expiring in 2007

         David C.  King,  age 54, has served as  President  and Chief  Executive
Officer and a director of Bank of Anderson, N. A. since its formation in September 1998. Mr. King, who has been involved in the banking industry for over 30 years, served as President and Chief Executive Officer of Barrow Bank and Trust in Winder, Georgia from December, 1994 until its acquisition by Regions

Financial Corporation in March 1996, and continued his employment with Regions until March of 1997. Mr. King is also co-owner of Sullivan King Mortuary in Anderson, South Carolina and Kid's Stuff Academy, Inc. in Anderson and Clemson, South Carolina. Mr. King has been a director of the Company since 2000.

         Andrew M. McFall, III, age 69, was employed by Anderson Savings and Loan Association and its successor Security Federal, Security Mortgage and its successor, Painewebber Mortgage, and Columbia National, Inc. until retiring in 1995. Mr. McFall is a past President of the Greenville Chapter of the American Savings and Loan Institute and is past President of the South Carolina Controllers Society. He has also served as a Commissioner on the Anderson County Planning Commission. Mr. McFall has been a director of Bank of Anderson, N.A. since 1998, and he has been a director of the Company since 2000.

         Eugene W. Merritt, Jr., age 60, has been co-owner and President of Merritt Brothers, Inc., a commercial landscape company, since 1971. In addition, Mr. Merritt is a co-owner of Merritt Brothers Tree Farm located in Easley, South Carolina. Mr. Merritt is currently serving as a member of the Board of Directors of the AgFirst Farm Credit Bank in Columbia, South Carolina. Mr. Merritt is a director of The Peoples National Bank and he has been a director of the Company since 1993.

         George B. Nalley, Jr., age 65, has been Managing Partner of Nalley Commercial Properties since 1964 and is also Chairman of Nalley Construction Company and Town N' Country Realty, Inc., each of which is located in the Easley, South Carolina area. Mr. Nalley is a director of The Peoples National Bank and he has been a director of the Company since 1992.

         Nell W. Smith, age 74, served as a South Carolina State Senator from 1981 to 1993. Ms. Smith is currently serving as Chairman of the Palmetto Hospital Foundation, Friends of the Library and as a board member of the Easley Chamber of Commerce. Ms. Smith is a founder of Clemson University's John C. Calhoun Lecture Series. Ms. Smith is a director of The Peoples National Bank and she has been a director of the Company since 1992.

         A. J.  Thompson,  Jr.,  M.D.,  age 56, has practiced  ophthalmology  in
Easley, South Carolina since 1981. Dr. Thompson is currently serving as President of Keowee - Toxaway Co., LLC, which owns 75% of The Reserve at Lake Keowee. Dr. Thompson is a director of The Peoples National Bank and he has been a director of the Company since 1992.

                      Directors Whose Terms Expire in 2006

         William A. Carr, age 77, served as mayor of the City of Easley, South Carolina from April 1983 through April 1999. Mr. Carr is a director of The Peoples National Bank and he has been a director of the Company since 1992.

         Robert E. Dye, Jr., age 36, has served as Director of Corporate Activities for the Banks and Company since August, 2002. Prior to that, Mr. Dye served as Director of Expansion and Development from November, 1997 through July, 2002. Prior to joining the Company, Mr. Dye was Vice President at Britt, Peters & Associates, Inc., an engineering firm in Greenville, South Carolina.

Prior to that, Mr. Dye served as an engineer for South Carolina operations of Vulcan Materials Company. Mr. Dye is a director of The Peoples National Bank and he has been a director of the Company since 1997. Mr. Dye is the son of Robert
E. Dye, Sr.

         W. Rutledge Galloway, age 60, has been C.E.O. of Galloway-Bell, Inc., a residential, industrial and commercial insulation contractor, since 1972. Mr. Galloway also served as a director of the Greenville, South Carolina Home Builders Association. Mr. Galloway is a director of The Peoples National Bank and he has been a director of the Company since 1992.

         E. Smyth McKissick, III, age 46, has been President of Alice Manufacturing Company, a textile manufacturing company, since 1988. Mr. McKissick is a member of the Board of Directors of the South Carolina Manufacturers Alliance and the American Textile Manufacturers Institute. In addition, Mr. McKissick is on the Board of Trustees of the Institute of Textile Technology and Clemson University. Mr. McKissick is a director of The Peoples National Bank and he has been a director of the Company since 1993.

         James A. Black, Jr., age 72, is a retired insurance executive. In 1997 Mr. Black retired as Vice President of the Barnes Insurance Agency, Inc. in Easley, South Carolina after 25 years of service. Mr. Black holds an Honorary Doctorate of Humanities degree from North Greenville College. During 2002 and 2001, Mr. Black also served as Chairman, Board of Trustees for North Greenville College. Mr. Black has been a director of Seneca National Bank since 1999 and he has been a director of the Company since 2000.

         William B. West, age 54, has served as Senior Vice President and Chief Financial Officer of the Company since July, 1998, Executive Vice President and Cashier and a director for Bank of Anderson, N.A. since its formation in
September, 1998 and Cashier of Seneca National Bank since its formation in February, 1999. Prior to that time, Mr. West was Senior Vice President, Chief Financial Officer, Secretary, Treasurer and Director of First United Bancorporation, Executive Vice President and Cashier and a director of Anderson National Bank, Cashier of Spartanburg National Bank, Cashier and a director of Community Bank of Greenville, N.A., and Treasurer and a director of Quick Credit Corporation until the merger of First United Bancorporation into Regions Financial Corporation in June of 1998. Mr. West has been a director of the Company since 2000.

                      Directors Whose Terms Expire in 2005

         F. Davis Arnette, Jr., age 51, has served as President and Chief Executive Officer and director of Seneca National Bank since its formation in February 1999. Mr. Arnette has been employed in the banking and finance industry since 1977, serving as Assistant Cashier of First National Bank of South Carolina, Securities Analyst for Liberty Life Insurance Company, Vice President of First Union National Bank, First Vice President of Sun Trust, Executive Vice President of Regions Bank and President of the Elberton Office of Regions Bank. Mr. Arnette has been a director of the Company since 2000.

         Larry D. Reeves, age 62, has served as Senior Vice President of Cromer Foods, Inc. since 1989, after 20 years with Owens Corning Fiberglass where he managed plants in Huntington, Pennsylvania and Anderson, South Carolina. Mr. Reeves also serves as a director and President of Christian Youth Camp, Inc. Mr. Reeves has been a director of Bank of Anderson, N. A. since 1998 and he has been a director of the Company since 2000.

         Garnet A. Barnes, age 80, has been President of Barnes Real Estate, Inc. since 1964. In addition, Mr. Barnes is President of Smithfields Development Corporation and Vice President and Secretary of Pinnacle Associates. Mr. Barnes is a director of The Peoples National Bank and he has been a director of the Company since 1992.

         Charles E. Dalton, age 61, has been President and Chief Executive Officer of Blue Ridge Electric Cooperative, located in Pickens, South Carolina, since 1982. Mr. Dalton is past president of the Association of Electric Cooperatives of South Carolina. Mr. Dalton is a director of The Peoples National Bank and he has been a director of the Company since 1992.

         Robert E. Dye, Sr., age 62, has served as Chairman, Chief Executive Officer and President of the Company since its formation in 1992. Mr. Dye has served as Chairman of the Board of Directors of The Peoples National Bank since August 1986. Mr. Dye served as President and Chief Executive Officer of The Peoples National Bank from 1986 through 1995. Mr. Dye has also served as Chairman of the Board of Bank of Anderson, N.A., since its formation in September 1998, and Chairman of the Board of Seneca National Bank, since its formation in February 1999. Prior to joining The Peoples National Bank, Mr. Dye served as Chairman of the Board and Chief Executive Officer of Carolina National Bank until 1983 when C&S National Bank of South Carolina acquired the bank. Mr. Dye served as Senior Vice President/Regional Executive for C&S until 1985 when he resigned to organize The Peoples National Bank. Mr. Dye is the father of Robert E. Dye, Jr.

         R. Riggie Ridgeway, age 57, is Executive Vice President and Secretary/Treasurer of Peoples Bancorporation, Inc. He has also served as President, director and Chief Executive Officer of The Peoples National Bank since 1996. From 1986 until 1996, Mr. Ridgeway served as Executive Vice President, director and senior loan officer of The Peoples National Bank. Mr. Ridgeway, who has over 35 years of banking experience, began his banking career with South Carolina National Bank in 1969. In 1973, he accepted a job at Southern Bank and Trust Company (now Wachovia) in Greenville and served there in various capacities for over 10 years. In 1983, he began the commercial banking function at American Federal Savings Bank, also in Greenville and remained there until 1986 when The Peoples National Bank was organized. Mr. Ridgeway has been a director of Peoples Bancorporation, Inc. since its formation in 1992.

                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                              OWNERS AND MANAGEMENT

         The following table sets forth information as of March 1, 2004 with respect to ownership of the outstanding common stock of the Company by (i) all persons known to the Company to own beneficially more than five percent (5%) of the outstanding common stock of the Company, (ii) each director of the Company,
(iii) each director nominee, (iv) each executive officer named in the Summary Compensation Table, and (v) all directors and executive officers of the Company as a group.

                                                      Shares of
        Name (and address of 5%                      Common Stock                    Exercisable                Percent
           Beneficial Owner)                    Beneficially Owned (1)            Stock Options(2)              of Total
-----------------------------------------    -----------------------------     ------------------------      ---------------

F. Davis Arnette, Jr. (3)                                7,161                             6,697                 0.19%
Garnet A. Barnes (4)                                    80,999                                 0                 2.20%
James A. Black, Jr. (5)                                 46,212                             2,260                 1.25%
William A. Carr (6)                                     15,987                            14,068                 0.43%
Charles E. Dalton  (7)                                  21,153                            10,069                 0.57%
Robert E. Dye, Sr. (8)                                 334,377                                 0                 9.08%
   1818 East Main Street
   Easley, SC 29640
Robert E. Dye, Jr. (9)                                 117,767                             2,447                 3.20%
W. Rutledge Galloway (10)                               89,638                            14,068                 2.42%
David C. King (11)                                      28,533                             6,697                 0.77%
Andrew M. McFall, III (12)                              12,973                             2,896                 0.35%
E. Smyth McKissick, III                                 88,514                            10,069                 2.40%
Eugene W. Merritt, Jr. (13)                             26,820                            10,069                 0.73%
George B. Nalley, Jr. (14)                              89,574                            14,068                 2.42%
Larry D. Reeves                                          7,771                             2,896                 0.21%
R. Riggie Ridgeway (15)                                 64,822                            18,611                 1.75%
Nell W. Smith                                           20,153                            14,068                 0.55%
A. J. Thompson, Jr., M.D. (16)                          96,200                            14,068                 2.60%
William B. West (17)                                    17,413                             6,697                 0.47%

Directors and Executive Officers as a                1,187,297                           154,395                 30.94%
Group (19 persons)

Unless otherwise indicated, the named individual or entity has sole voting and investment power with respect to all shares.

(1) Pursuant to the rules of the Securities and Exchange Commission, shares of the Company's Common Stock that a beneficial owner has the right to acquire within 60 days pursuant to the exercise of stock options are deemed to be outstanding for purposes of computing the percentage of ownership of the option holder, but not for the purpose of computing the percentage of ownership of any other person. Unless otherwise indicated, the named individual or entity has sole voting and investment power with respect to all shares.
(2) Shares represented by these options are included in the column showing the number of shares of common stock beneficially owned.
(3)  Includes 266 shares owned jointly with Mr. Arnette's wife.

(4)  Includes 37,556 shares owned by Mr. Barnes' wife.
(5)  Includes 32,089 shares owned by Mr. Black's wife.
(6)  Includes 1,337 shares owned jointly with Mr. Carr's wife.
(7)  Includes 2,007 shares owned jointly with Mr. Dalton's wife.
(8) Includes 49,697 shares owned by Mr. Dye's wife and her children as to which Mr. Dye disclaims beneficial ownership.
(9) Includes 12,096 shares owned jointly with Mr. Dye's wife, 8,240 shares owned by Mr. Dye's wife and 6,834 shares held by Mr. Dye's minor children.
(10) Includes 19,729 shares owned jointly with Mr. Galloway's wife and 55,841 shares held in the name of Galloway-Bell, Inc. Profit Sharing Plan for the benefit of Mr. Galloway. Mr. Galloway is the C.E.O. of Galloway-Bell, Inc.
(11) Includes 667 shares owned by Mr. King's wife and 667 shares owned by Mr. King's minor child.
(12) Includes 667 shares owned by Mr. McFall's wife.
(13) Includes 10,776 shares owned jointly with Mr. Merritt's wife.
(14) Includes 16,155 shares owned by Mr. Nalley's wife and an aggregate of 27,630 shares held in two trusts administered by Mr. Nalley.
(15) Includes 13,303 shares held jointly with Mr. Ridgeway's wife.
(16) Includes 22,657 shares held by Dr. Thompson's wife and 14,019 shares held by Dr. Thompson's son.
(17) Includes 2,007 shares owned jointly with Mr. West's wife.

                    BOARD COMMITTEES AND ATTENDANCE AT BOARD
                            AND SHAREHOLDER MEETINGS

         The Board of Directors of the Company held four meetings during the year ended December 31, 2003. All directors except Mr. Merritt attended at least 75% of the meetings held by the Board and committees of the Board on which he or she served.

         The Company encourages, but does not require, its directors to attend annual meetings of shareholders. Last year, twelve of the Company's directors attended the annual meeting of shareholders.

Audit Committee

         The Board of Directors has established an audit committee in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 to assist the Board in fulfilling its responsibilities relating to corporate accounting and reporting practices of the Company. The Committee also oversees the Company's internal audit staff and independent auditors; coordinates communication between the Board of Directors and the internal audit staff and independent auditor; serves as an independent and objective body to review financial information presented by management to shareholders, regulators and the general public; and determines the adequacy of, and adherence to, administrative, operating and internal accounting controls of the Company. The members of the Audit Committee in 2003 were Charles E. Dalton, James A. Black, Jr., Larry D. Reeves, and Nell
W. Smith. Each member of the Audit Committee is independent as defined in The Nasdaq Stock Market, Inc. Marketplace Rules, as modified or supplemented. The Audit Committee acts pursuant to a written charter adopted by the Board of Directors. A copy of the Audit Committee Charter is attached as Appendix A to this Proxy Statement. The committee met six times in 2003.

Compensation Committee

         The Board of Directors has also established a compensation committee to assist the Board in setting compensation for employees and executive officers of the Company. The members of the Compensation Committee in 2003 were Garnet A. Barnes, Chairman, Nell W. Smith, William A. Carr, Eugene W. Merritt, Jr., James
A. Black, Jr., and Andrew M. McFall, III. The committee met twice in 2003.

Nominating Committee

         The Board of Directors has established a Nominating and Corporate Governance Committee to assist the Board in establishing governance standards and nominating directors. The members of the Nominating and Corporate Governance Committee in 2003 were Garnet A. Barnes, Chairman, James A. Black, Jr., E. Smyth McKissick, III, and Larry D. Reeves. All of the members of the Nominating and Corporate Governance Committee are independent as defined in The Nasdaq Stock Market, Inc. Marketplace Rules, as modified or supplemented. The Committee does not have a charter, but operates under Corporate Governance Guidelines that have been approved by the entire Board of Directors. The Committee met twice in 2003.

         In recommending director candidates, the Committee takes into consideration such factors as it deems appropriate based on the Company's current needs. These factors may include experience, judgment, specific skills, background, character, and reputation in the community and the ability to work with others, as well as the candidate's ability to devote the required time and effort to serve on the Board.

         The Committee will consider for nomination as a Board of Directors' nominee candidates recommended by shareholders if the shareholders comply with the following requirements. If a shareholder wishes to recommend a director candidate to the Committee for consideration as a Board of Directors' nominee, such shareholder must submit in writing to the Committee the recommended candidate's name, a brief resume setting forth the recommended candidate's business and educational background and qualifications for service, and a notarized consent signed by the recommended candidate stating the recommended candidate's willingness to be nominated and to serve. This information must be delivered to the Chairman of the Committee at the Company's address and must be received no later than January 15 in any year for the candidate to be considered as a potential Board of Directors' nominee at the Annual Meeting of Shareholders for that year. The Committee may request further information if it determines a potential candidate may be an appropriate nominee. Director candidates recommended by shareholders that comply with these requirements will receive the same consideration that the Committee's candidates receive.

         Director candidates recommended by shareholders will not be considered for recommendation by the Committee as potential Board of Directors' nominees if the shareholder recommendations are received later than January 15 in any year. However, shareholders may nominate persons at the annual meeting for election to the Board of Directors.

Shareholder Communications with the Board of Directors

         Any shareholder who wishes to send communications to the Board of Directors should mail them addressed to the intended recipient by name or position in care of: Corporate Secretary, Peoples Bancorporation, Inc., 1814 East Main Street, Easley, South Carolina 29640. Upon receipt of any such communications, the Corporate Secretary will determine the identity of the intended recipient and whether the communication is an appropriate shareholder communication. The Corporate Secretary will send all appropriate shareholder communications to the intended recipient. An "appropriate shareholder communication" is a communication from a person claiming to be a shareholder in the communication the subject of which relates solely to the sender's interest as a shareholder and not to any other personal or business interest.

         In the case of communications addressed to the Board of Directors, the Corporate Secretary will send appropriate shareholder communications to the Chairman of the Board. In the case of communications addressed to the independent or outside directors, the Corporate Secretary will send appropriate shareholder communications to the Chairman of the Audit Committee. In the case of communications addressed to committees of the board, the Corporate Secretary will send appropriate shareholder communications to the Chairman of such committee.


                             EXECUTIVE COMPENSATION

         The following table provides summary information for the years ended December 31, 2003, 2002 and 2001 concerning compensation paid or accrued by either the Company or the Banks to or on behalf of the Company's Chief Executive Officer and the only other executive officers whose cash compensation in 2003 exceeded $100,000.

                           Summary Compensation Table

                                                           Annual Compensation
Name and                                                   -------------------             All Other
Principal Position                        Year            Salary           Bonus         Compensation(1)
------------------                        ----            ------           -----         --------------

Robert E. Dye, Sr.                        2003             $243,000      $22,080           $25,942
   President and Chief                    2002             $211,352      $24,600           $25,580
   Executive Officer                      2001             $190,000      $22,200           $24,413

R. Riggie Ridgeway                        2003             $184,250      $14,400           $20,468
   Executive Vice                         2002             $165,102      $16,000           $19,724
   President                              2001             $150,625      $14,750           $18,614

William B. West                           2003             $136,938      $10,740           $11,714
   Senior Vice President and              2002             $125,501      $12,430            $9,563
   Chief Financial Officer                2001             $110,000      $10,500            $8,075

David C. King                             2003             $133,250      $10,400           $11,926
   President, Bank of                     2002             $117,035      $11,500           $ 9,269
   Anderson, N. A.                        2001             $104,167      $10,000           $ 7,850

F. Davis Arnette, Jr.                     2003             $111,375      $ 8,800           $ 8,922
   President, Seneca                      2002             $102,965      $10,000           $ 7,267
   National Bank                          2001             $ 94,609      $ 9,331           $ 6,938

------------------------
(1) Includes: matching contributions under the Bank's 401(k) Plan during 2003, 2002 and 2001 of $7,000, $5,500 and $5,250 for Mr. Dye; $5,918, $5,500 and
      $4,534 for Mr. Ridgeway;  $4,522,  $4,111 and $3,588 for Mr. West; $4,786,
      $3,865 and  $3,398 for Mr.  King;  and  $3,651,  $3,387 and $3,078 for Mr.
      Arnette; life insurance premiums paid by the Company in 2003, 2002 and 2001 of $648, $1,980 and $2,063 for Mr. Dye; $648, $1,290 and $1,322 for
      Mr.  Ridgeway;  $592, $552 and $487 for Mr. West;  $540, $504 and $452 for
      Mr. King; and $471, $280 and $260 for Mr. Arnette; directors' fees paid by the Company and the Banks in 2003, 2002 and 2001 of $17,950, $18,100 and $17,100 to Mr. Dye; $12,550, $12,000 and $11,900 to Mr. Ridgeway; $6,600,
      $4,900 and $4,000 to Mr. West; $6,600,  $4,900 and $4,000 to Mr. King; and
      $4,800, $3,600 and $3,600 to Mr. Arnette; and economic value of split-dollar life insurance premium paid on Mr. Dye's behalf in 2003 of $344 and on Mr. Ridgeway's behalf in 2003, 2002 and 2001 of $1,352, $934 and $858.

Retirement Benefits

         The Company has entered into Salary Continuation Agreements with each of Robert E. Dye, Sr., the Chief Executive Officer, and R. Riggie Ridgeway, the Executive Vice President and Secretary. The agreements, as amended, provide for payments of benefits to each of Messrs. Dye and Ridgeway commencing at their retirements at age 66 for Mr. Dye and 65 for Mr. Ridgeway or earlier in the event of death or disability. The agreement with Mr. Dye provides for payment of an annual benefit (the "Normal Retirement Benefit") of $70,094 increased by 4% each year between February 1, 2003 and Mr. Dye's retirement date. The Normal Retirement Benefit is payable in monthly installments beginning in the month after Mr. Dye's retirement and continuing for the greater of the life of Mr. Dye or 227 additional months. Each year after the first benefit payment, the benefit will increase by the same percentage as any increase in the consumer price index.

         The agreement with Mr. Ridgeway provides for payment of a Normal Retirement Benefit of $47,714 increased by 4% each year between February 1, 2003 and Mr. Ridgeway's retirement date. The Normal Retirement Benefit is payable in monthly installments beginning in the month after Mr. Ridgeway's retirement and continuing for the greater of the life of Mr. Ridgeway or 239 additional months. Each year after the first benefit payment, the benefit will increase by the same percentage as any increase in the consumer price index.

         In  the  event  either  employee's   employment  with  the  Company  is
terminated prior to his retirement for any reason other than death or disability, each agreement provides that a retirement benefit will be paid beginning at normal retirement age based on the amount stated above increased by 4% per year for the actual years such employee worked after 1998.

         In the event either employee's employment with the Company is terminated prior to the employee's normal retirement age due to disability, in lieu of the Normal Retirement Benefit the employee will receive an annual benefit after the employee reaches retirement age of between $21,357 and $82,000, in the case of Mr. Dye or between $19,862 and $65,300, in the case of Mr. Ridgeway, subject to adjustment for inflation, based on the length of the employee's service from 1998 to the date of termination of employment. In addition, if the employee's employment is terminated due to disability prior to his normal retirement age, he will receive an annual payment from the date of such termination until the greater of life or, in the case of Mr. Dye, 227 months or, in the case of Mr. Ridgeway, 239 months, in an amount equal to the before tax equivalent (using the Company's marginal tax rate) of the increase in value of the life insurance policy owned by the Company to fund the benefits under his agreement reduced by the hypothetical cost to the Company of paying interest on the premium for the life insurance policy at a rate equal to the Company's cost of funds. In addition, if the employee's employment is terminated due to disability prior to normal retirement age, he will receive an annual payment from the date of such termination until his death in an amount equal to the before tax equivalent (using the Company's marginal tax rate) of the increase in value of another life insurance policy owned by the Company to fund the benefits under his agreement reduced by the hypothetical cost to the Company of paying interest on the premium for the life insurance policy at a rate equal to the Company's cost of funds. The agreements provide, however, that total disability benefit payments are not to exceed Normal Retirement Benefit amounts.

         In the event that the employee dies while in the employ of the Company, his agreement provides that the employee's beneficiary shall receive an amount between $144,519 and $805,018, in the case of Mr. Dye, and between $108,816 and $654,911, in the case of Mr. Ridgeway. In addition the designated beneficiary of Mr. Dye shall receive an annual benefit calculated in the same way as the pre-retirement age disability payment for a period of years which is 29 in 1998 and reduces 2 years for each year after 1998 to a minimum of 9 years.

         In 1997 and 2003, the Company purchased universal life insurance policies on the lives of Messrs. Dye and Ridgeway which are reflected in the Company's balance sheet as other assets. Although the Company plans to use these policies to fund its obligations under the agreements, its obligations are independent of the policies.

Noncompetition, Severance and Employment Agreements

         The Company has entered into a Noncompetition, Severance and Employment Agreement with each of Messrs. Dye, Sr., Ridgeway, West, King and Arnette. Mr. Dye's Agreement provides for his employment as Chairman, President and Chief Executive Officer of the Company. Mr. Ridgeway's Employment Agreement provides for his employment as Executive Vice President of the Company. Mr. West's Agreement provides for his employment as Senior Vice President and Chief Financial Officer of the Company. Mr. King's Agreement provides for his employment as President and Chief Executive Officer of Bank of Anderson, N.A. Mr. Arnette's Agreement provides for his employment as President and Chief Executive Officer of Seneca National Bank. The terms of all Agreements are substantially the same. Mr. Dye's and Mr. Ridgeway's Agreements commenced on August 7, 1995 and are each for terms of 2.99 years, which are deemed to extend each day for an additional day automatically without any action by either party. Messrs. West's, King's and Arnette's Agreements commenced on October 19, 1999 and have three year terms, which are deemed to extend each day for an additional day automatically without any action by either party. Each Agreement provides for a minimum annual salary, which is to be reviewed annually by the Board of Directors and may, in the sole discretion of the Board be increased, and for the payment of bonuses in accordance with the Company's Incentive Compensation Plan. Each Agreement also provides that the executive will be entitled to any other officer/employee benefits generally provided by the Company to its most highly-ranking executives and to other employees, and to a full-sized automobile and country club dues.

         Either the Company or the executive may, by notice to the other, cause the Agreement to cease to extend automatically and upon such notice, the term will be fixed at 2.99 years following the date of the notice in the case of Messrs. Dye and Ridgeway, and three years following the date of the notice in the case of Messrs. West, King and Arnette. The Agreements may also be terminated by the Company (i) for cause (as defined in the Agreement), (ii) if the executive becomes disabled, or (iii) upon the executive's death. If the Company terminates the Agreement other than for one of the foregoing reasons and there has been a "change in control", the executive will be entitled to receive immediately the compensation and benefits that would otherwise be payable to him under the Agreement over the 2.99 (or 3) years subsequent to such termination. Compensation which is not fixed (such as bonus), shall be deemed to be equal to the average of such compensation over the 2.99 (or 3) year period immediately prior to the termination. For purposes of the Agreements a "change in control" includes (i) acquisition by any person of 20% of the voting stock of the Company within any 12 month period; (ii) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board, for any reason ceasing to constitute at least a majority of the board, unless the election of each new director was approved in advance by a vote of at least a majority of the directors then still in office who were directors at the beginning of the period; or (iii) consummation of (A) a merger, consolidation or other business combination of the Company with any other person or affiliate, other than a merger, consolidation or business combination which would result in the outstanding common stock of the Company immediately prior thereto continuing to represent at least 67% of the outstanding common stock of the Company immediately after such merger, consolidation or business combination, or (B) a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of its assets; or (iv) the occurrence of any other event or circumstance not covered by (i) through
(iii) above which the Board determines affects control of the Company. If the Company terminates the executive other than for cause, disability or death, and there has been no change of control, the executive will be entitled to receive immediately as severance the compensation and benefits provided for under the Agreement for the then remaining term of the Agreement. In the event of termination other than for cause, disability or death, all rights of the executive pursuant to awards of share grants or options granted by the Company will be deemed to have vested and be exercisable, and the executive will be deemed to be credited with service with the Company for the remaining term of the Agreement for purposes of the Company's benefit plans.

         Each such executive may also terminate the Agreement if (i) the Company materially breaches the Agreement and does not cure the breach within 30 days after written notice of the breach; (ii) the executive terminates his employment following a change of control and not for any of the reasons in (iii) below (a "voluntary termination"); or (iii) following a change of control if in the sole judgment of the executive there has been a change in his responsibilities, title, reporting relationships or working conditions, authority or duties, a change in the terms or status of the Agreement, a reduction in his compensation or benefits, a forced relocation out of the designated service area, or a significant increase in his travel requirements (an "involuntary termination"). If the executive terminates his employment because of material breach by the Company of the Agreement which is not cured or because of involuntary termination, he shall be entitled to the same benefits he would receive upon termination by the Company after a change in control other than for cause, disability or death. If the executive terminates the Agreement as a result of a voluntary termination, he will be entitled to receive as severance the compensation and benefits that would otherwise be provided under the Agreement for one year following the date of the voluntary termination. Compensation that is not fixed (such as bonus), shall be deemed equal to the average of such compensation over the five year (in the case of Messrs. Dye and Ridgeway) or three year (in the cases of Messrs. West, King and Arnette) period immediately prior to the termination. In addition, in the event of termination as a result of material breach of the Agreement by the Company which is not cured or involuntary termination, all of the executive's rights pursuant to awards of share grants or options granted by the Company shall be deemed to have vested and be exercisable, and the executive shall be deemed to be credited with service with the Company for such remaining term for the purposes of the Company's benefit plans.

         If the executive's employment is terminated before a change in control voluntarily by the executive or by the Board of Directors for cause, then the executive agrees for a period of one year not to engage in certain competitive activities against the Company. In the event that the executive's employment is terminated for any reason following a change of control, there will be no limitation on any of executive's activities, including direct competition with the Company or its successor.

         The foregoing are merely summaries of certain provisions of the Salary Continuation Agreements and the Noncompetition Severance and Employment Agreements, and are qualified in their entirety by reference to such Agreements, which have been filed with the Securities and Exchange Commission as exhibits to the Company's Annual Reports on Form 10-KSB for the years ended December 31, 1995, 1998, 1999 and 2002.

1993 Incentive Stock Option Plan

         The 1993 Peoples Bancorporation, Inc. Incentive Stock Option Plan (the "1993 Plan") authorizes options for up to 518,098 shares and provides for the grant of options at the discretion of the Board of Directors or a committee designated by the Board of Directors to administer the 1993 Plan. The option exercise price must be at least 100% of the fair market value of the stock on the date the option is granted (or 110% in the case of an option granted to a person who owns more than 10% of the total combined voting power of all classes of stock of the Company), and the options are exercisable by the holder thereof prior to their expiration in accordance with the terms of the holder's Stock Option Agreement and the 1993 Plan. Stock options granted pursuant to the 1993 Plan expire no later than ten years from the date on which they are granted, except in the case of options granted to ten percent shareholders, which expire not later than five years from the date on which they are granted. The 1993 Plan had a ten year term and has, therefore, terminated. Although options may still be exercised under the 1993 Plan, no further options may be granted under the 1993 Plan. During 2003, no options to purchase shares of the Company's common stock were granted under the 1993 Plan.

         Because the 1993 Plan has expired, the Board of Directors has adopted the Peoples Bancorporation, Inc. 2004 Stock Option Plan, subject to shareholder approval. The Board is seeking shareholder approval of the 2004 Stock Option Plan at the 2004 Annual Meeting. See "Proposal to Approve the 2004 Stock Option Plan."

       Aggregated Option Exercises in 2003 and 2003 Year End Option Values

         The following table presents information about the value of options held by Messrs. Dye, Ridgeway, West and King at December 31, 2003. No options were granted to or exercised by Mr. Dye, Mr. Ridgeway, Mr. West, Mr. King or Mr. Arnette in 2003.


                                                        Number of Securities              Value of Unexercised
                                                       Underlying Unexercised             In-the-Money Options
                                                     Options At Fiscal Year End           At Fiscal Year End(1)
                  Name/Position                       Exercisable/Unexercisable         Exercisable/Unexercisable
                  -------------                       -------------------------         -------------------------

Robert E. Dye, Sr.                                           0               0                     0              0
    President and Chief Executive Officer
R. Riggie Ridgeway                                      18,611               0              $363,659              0
    Executive Vice President
William B. West                                          6,697               0              $ 90,677              0
    Senior Vice President
    and Chief Financial Officer
David C. King                                            6,697               0              $ 90,677              0
    President, Bank of Anderson, N.A.

F. Davis Arnette, Jr.                                    6,697               0              $ 90,677              0
    President, Seneca National Bank

(1) Based on an exercise price of $3.71 per share for Mr. Ridgeway and $9.71 per share for Mr. West, Mr. King and Mr. Arnette, and an estimated fair value of $23.25 per share on December 31, 2003.

Compensation Committee Interlocks and Insider Participation

         The  Compensation  Committee in 2003 consisted of Mr. Carr, Mr. Barnes,
Mr. Merritt, Mrs. Smith, Mr. Black and Mr. McFall. In reaching compensation decisions, the committee took into account discussions with and recommendations by Mr. Dye, Sr., the Chief Executive Officer. There is no other involvement by the Company's executive personnel in the committee's deliberations. Mr. Dye, Sr. did not participate in deliberations and decisions regarding his own compensation.

Board Compensation Committee Report On Executive Compensation

         The Compensation Committee has developed and implemented a formalized salary administration program for all Company personnel. Each position within the Company, including the chief executive officer and all other executive officers, has been assigned a grade based on certain criteria including but not limited to knowledge, experience, skill, scope of decisions to be made and authority. Each grade has been assigned a salary range based on peer group comparisons from survey data for other financial institutions of comparable size and complexity. Annual base salaries are generally set at competitive levels with similar financial institutions and within the Company's salary administration program's guidelines, including the positions of chief executive officer and other executive officers. Each employee, including the chief executive officer and all other executive officers, is reviewed at least annually for job performance and individual goal attainment. Salary increases are largely based on job performance and goal attainment.

         For 2003, the Compensation Committee approved, and the Board of Directors ratified, a cash incentive plan based on attainment of profitability goals. All employees and officers, including the chief executive officer and all executive officers of the Company and its subsidiaries, participated in the plan. Cash incentive bonus awards were based on a formula driven method and capped by a percentage of each employee's base salary level. The Compensation Committee plans to approve a similar plan in 2004 for all employees based on attainment of profitability goals.

         The Compensation Committee also administers the Company's Incentive Stock Option Plan whereby stock options are awarded to key employees.

         The Company's overall compensation program for its chief executive officer and senior management is intended to attract, motivate and retain key employees; maintain a base salary structure that is competitive in the Company's marketplace; link annual incentive cash awards with specific profitability goals; and provide long-term incentive awards in the form of incentive stock options that couple management ownership with stockholder value.

                             Respectfully submitted,


         Garnet A. Barnes, Chairman     Eugene W. Merritt, Jr.
         Nell W. Smith                  James A. Black, Jr.
         William A. Carr                Andrew M. McFall, III



Performance Graph

         The Company is required to provide its shareholders with a line graph comparing the Company's cumulative total shareholder return with a performance indicator of the overall stock market and either a published industry index or a Company-determined peer comparison. The purpose of the graph is to help shareholders determine the reasonableness of the Compensation Committee's decisions with respect to the setting of various levels of executive officer compensation. Shareholder return (measured through increases in stock price and payment of dividends) is often a benchmark used in assessing corporate performance and the reasonableness of compensation paid to executive officers.

         However, shareholders should recognize that corporations often use a number of other performance benchmarks (in addition to shareholder return) to set various levels of executive officer compensation. The Company's 2003 Annual Report to Shareholders contains a variety of relevant performance indicators concerning the Company. Thus, Company shareholders may wish to consider other relevant performance indicators which may be more closely related to officer performance in assessing the reasonableness of Company executive officer compensation, such as growth in earnings per share, book value per share and cash dividends per share, along with Return on Equity (ROE) and Return on Assets
(ROA) percentages.

         The performance graph below compares the Company's cumulative total shareholder return over the most recent 5-year period with both the NASDAQ Composite Index and The Carson Medlin Company's Independent Bank Index (an index published by The Carson Medlin Company, Investment Bankers). The NASDAQ Composite Index reflects overall stock market performance. The Independent Bank Index is the compilation of the total return to shareholders over the past five years of a group of 23 independent community banks located in the southeastern states of Alabama, Florida, Georgia, North Carolina, South Carolina, Tennessee, Virginia and West Virginia. The total five year return was calculated for each of the banks in the peer group taking into consideration changes in stock price, cash dividends, stock dividends, and stock splits since December 31, 1999. The individual results were then weighted by the market capitalization of each bank relative to the entire peer group. The total return approach and the weighting based upon market capitalization is consistent with the preparation of the NASDAQ total return index.

         The Company believes the Independent Bank Index is a more relevant standard by which community banks should measure their own performance because the peer group is comprised of banks that are closer in size and style of doing business. Furthermore, this index more closely reflects the actual trading patterns of community bank stocks.

         Returns assume a beginning stock index price of $100 per share and reinvestment of dividends. The value of the Company's stock as shown in the graph is based on information known to the Company regarding transactions in the Company's stock. Because there is no active trading market in the Company's stock the information is based on a limited number of transactions.

                          PEOPLES BANCORPORATION, INC.
                          FIVE YEAR TOTAL RETURN INDEX

                                                          1998        1999       2000       2001       2002       2003
                                                          ----        ----       ----       ----       ----       ----
PEOPLES BANCORPORATION, INC. .........................     100         134        131        118        165        209
INDEPENDENT BANK INDEX ...............................     100          94         89        110        136        176
NASDAQ INDEX .........................................     100         185        112         89         61         92

Director Compensation

Directors' Fees

         The Company pays director fees of $300 per board meeting. Each of the directors of the Company also serves as a director of one of the Banks. The Peoples National Bank paid director fees of $900 for the first meeting in 2003 and $950 per meeting for the remainder of the year. Bank of Anderson, N. A. paid director fees of $450 per meeting in 2003. Seneca National Bank paid director fees of $300 per meeting in 2003. Payment of director fees is not contingent upon attendance at board meetings. The Banks paid an aggregate of $222,600 in director fees in 2003.

         The Company and Banks pay committee members $100 for each committee meeting they attend.

1997 Non-Employee Director Stock Option Plan

         The 1997 Non-Employee Director Stock Option Plan (the "1997 Plan") authorizes options for up to 225,135 shares and provides for the granting to non-employee directors of options under a non-discretionary formula set forth in the 1997 Plan. The option exercise price of each option must not be less than 100% of the fair market value of the shares of common stock of the Company on the date of grant, and the options are exercisable by the holder thereof prior to their expiration in accordance with the terms of the holder's Stock Option Agreement and the 1997 Plan. Stock options granted pursuant to the 1997 Plan expire no later than ten years from the effective date of the 1997 Plan.

         During 2003 options to purchase shares of the Company's common stock were granted under the 1997 Plan at an exercise price of $19.50 per share to the following directors:

                                                     Number of
                                                  Options Granted
             Name                                     in 2003  *
             ----                                 -------------

         Andrew M. McFall, III                          525
         Larry D. Reeves                                525
         James A. Black, Jr.                            525

         * All options are currently exercisable.

                 PROPOSAL TO APPROVE THE 2004 STOCK OPTION PLAN

         The Board of Directors is also seeking shareholder approval of the Peoples Bancorporation, Inc. 2004 Stock Option Plan. A copy of the proposed 2004 Stock Option Plan is included herewith as Appendix B and incorporated herein by reference. The following is a summary of the 2004 Stock Option Plan and is qualified in its entirety by reference to the Plan. The summary does not create any rights separate from the Plan.

         On April 6, 2004, subject to shareholder approval, the Board of Directors of the Company adopted the 2004 Stock Option Plan, which reserves 195,000 shares of Common Stock for issuance pursuant to the exercise of options which may be granted pursuant to the 2004 Stock Option Plan. The Plan is administered by the Board of Directors or a Committee appointed by the Board of Directors. Options awarded under the Plan may be "incentive stock options" within the meaning of the Internal Revenue Code or non-qualified options. Options may be granted pursuant to the 2004 Stock Option Plan to persons who are directors, officers or key employees of the Company or any subsidiary (including officers who are employees) at the time of grant. The Board of Directors or the Committee selects the persons to receive grants under the 2004 Stock Option Plan and determines the number of shares covered by options granted under the 2004 Stock Option Plan. At December 31, 2003, the Company and the Banks had 18 executive officers and 24 employees who will be eligible to receive options under the Plan.

         All stock options will have such exercise prices as may be determined by the Board of Directors or the Committee at the time of grant, but such prices may not be less than the fair market value of the Common Stock (as determined in accordance with the Plan) at the date of grant. (At March 1, 2004, the market value was approximately $23.90 per share.) The Board of Directors or the Committee may set other terms for the exercise of the options but may not grant to any one holder more than $100,000 of incentive stock options (based on the fair market value of the optioned shares on the date of the grant of the option) which first become exercisable in any calendar year. No options may be exercised after ten years from the date of grant, and options may not be transferred except by will or the laws of descent and distribution. Incentive stock options may be exercised only while the optionee is an employee of the Company, within three months after the date of termination of employment, or within twelve months of death or disability, but only to the extent the option has not expired.

         The number of shares reserved for issuance under the Plan, the number of shares covered by outstanding options and the exercise price of options will be adjusted in the event of changes in the number of outstanding shares of common stock effected without receipt of consideration by the Company. All outstanding options will become immediately exercisable in the event of a change of control, or imminent change of control, of the Company (both as defined in the Plan). In the event of an extraordinary corporate action (as described in the Plan), subject to any required shareholder approval, the Board of Directors or the Committee, in its sole discretion, may also cancel and pay for outstanding options. The Board or Committee also has the power to accelerate the exercise date of outstanding options at any time. The Board of Directors may alter, suspend or discontinue the Plan, but may not increase (except as discussed above) the maximum number of shares reserved for issuance under the Plan, materially increase benefits to participants under the Plan, or materially modify the eligibility requirements under the Plan without shareholder approval or ratification. The 2004 Stock Option Plan will terminate on April 6, 2014, and no options will be granted thereunder after that date.

         Under federal tax law and regulations, the granting of a stock option does not produce income to the optionee or a tax deduction for the Company unless the option itself has a determinable market value and is not an incentive stock option. Upon exercise of a non-qualified stock option, the excess of the fair market value of the shares over the option exercise price is taxable to the optionee as ordinary income and deductible as an expense by the Company. The cost basis of the shares acquired is the fair market value at the time of exercise. Upon exercise of an incentive stock option, the excess of the fair market value of the stock acquired over the option price will be an item of tax preference to the optionee, which may be subject to an alternative minimum tax for the year of exercise. If no disposition of the stock is made within two years from the date of grant of the incentive stock option nor within one year after the transfer of the stock to the optionee, the optionee does not realize income as a result of exercising the incentive stock option; the tax basis of the stock received is the option price; any gain or loss realized on the ultimate sale of the stock is long-term capital gain or loss; and the Company is not entitled to any tax deduction by reason of the exercise. If the optionee disposes of the stock within the two-year or one-year periods referred to above, the excess of the fair market value of the stock at the time of exercise (or the proceeds of disposition, if less) over the option price will at that time be taxable to the optionee as ordinary income and deductible by the Company. For determining capital gain or loss on such a disposition, the tax basis of the stock will be the fair market value at the time of exercise.

         Because of the discretion given to the Board of Directors in selecting the employees to whom grants of options will be made and the number of options granted, the benefits or amounts any individual might receive under the 2004 Stock Option Plan are not presently determinable.

         The Board of Directors has adopted the 2004 Stock Option Plan because it believes that stock options provide an appropriate way to reward and provide incentives to officers, directors and key employees. Since stock options issued under the plan are only valuable to the recipient if the value of the stock rises, the future benefit to the recipient is linked to the benefit to the shareholders.

         The Board of Directors believes that adoption of the 2004 Stock Option Plan is in the best interest of the shareholders and recommends a vote "FOR" approval of the 2004 Stock Option Plan.

                      Equity Compensation Plan Information

         The following table sets forth aggregated information as of December 31, 2003 about the 1993 Incentive Stock Option Plan, which is the Company's only other equity compensation plan. The 1993 Plan has terminated and, although options may still be exercised under the plan, no further options may be granted under the plan.

Plan category                   Number of securities         Weighted-average                Number of securities
                                to be issued upon            Exercise price of               Remaining available
                                exercise of                  Outstanding options,            for future issuance
                                outstanding options,         Warranties and rights           under equity
                                warrants and rights                                          compensation plans
                                                                                             (excluding securities
                                                                                             reflected in column(a))
                                               (a)                          (b)                             (c)
------------------------------- -------------------------    ---------------------------     --------------------------
Equity compensation
plans approved by
security holders                         228,746                          $8.39                        271,089

Equity compensation
plans not approved
by security holders                         None                            N/A                            N/A
                                -------------------------    ---------------------------     --------------------------

Total                                    228,746                          $8.39                        271,089

                              CERTAIN TRANSACTIONS

         The Banks have outstanding loans to certain of their directors and executive officers, their associates and members of their immediate families. All of such loans were made in the ordinary course of business, were made on substantially the same terms, including interest rates, collateral and repayment terms, as those prevailing at the time for comparable transactions with persons not affiliated with the Banks, and did not involve more than the normal risk of collectibility or present other unfavorable features.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         As required by Section 16(a) of the Securities Exchange Act of 1934, the Company's directors, its executive officers and certain individuals are required to report periodically their ownership of the Company's Common Stock and any changes in ownership to the Securities and Exchange Commission. Based on a review of Section 16(a) reports available to the Company and written representations of persons subject to Section 16(a), it appears that all such reports for these persons were filed in a timely fashion during 2003.

                         INDEPENDENT PUBLIC ACCOUNTANTS

         The Board has selected Elliott Davis, LLC, Certified Public Accountants with offices in Greenville, South Carolina, to serve as the Company's independent certified public accountants for 2004. It is expected that representatives from this firm will be present and available to answer appropriate questions at the annual meeting, and will have the opportunity to make a statement if they desire to do so.

Fees Paid to Independent Auditors

         Set forth below is information about fees billed by the Company's independent auditors for audit services rendered in connection with the consolidated financial statements and reports for the years ended December 31, 2003 and 2002, and for other services rendered during such years, on behalf of the Company and the Bank, as well as all out-of-pocket expenses incurred in connection with these services, which have been billed to the Company.

Audit Fees

         Audit fees include fees billed for professional services rendered for the audit of the Company's consolidated financial statements and review of the interim condensed consolidated financial statements included in quarterly reports, and services that are normally provided by the Company's independent auditor in connection with statutory and regulatory filings or engagements, and attest services, except those not required by statute or regulation. For the years ended December 31, 2002 and 2003, respectively, Elliott Davis, LLC billed the Company an aggregate of $44,690 and $47,215 for audit fees.

Audit-Related Fees

         Audit-related fees include fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Company's consolidated financial statements and are not reported under "Audit Fees". These services include employee benefit plan audits, attest services that are not required by statute or regulation, and consultations concerning financial accounting and reporting standards. For the years ended December 31, 2002 and 2003, respectively, Elliott Davis, LLC billed the Company an aggregate of $1,525 and $12,140 for audit-related fees.

Tax Fees

         Tax fees include fees for tax compliance/preparation and other tax services. Tax compliance/preparation include fees billed for professional services related to federal, state and international tax compliance. Other tax services include fees billed for other miscellaneous tax consulting and planning. For the years ended December 31, 2002 and 2003, respectively, Elliott Davis, LLC billed the Company an aggregate of $6,000 and $6,300 for tax fees.

All Other Fees

         All other fees include fees for all other services other than those reported above. For the years ended December 31, 2002 and 2003, Elliott Davis, LLC did not bill the Company for any other fees.

         In making its decision to recommend appointment of Elliott Davis, LLC as the Company's independent auditors for the fiscal year ending December 31, 2004, the Audit Committee considered whether services other than audit and audit-related services provided by that firm are compatible with maintaining the independence of Elliott Davis, LLC.

Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors

         The Audit Committee pre-approves all audit and permitted non-audit services (including the fees and terms thereof) provided by the independent auditors, subject to possible limited exceptions for non-audit services described in Section 10A of the Securities Exchange Act of 1934, which are approved by the Audit Committee prior to completion of the audit. The Committee may delegate to one or more designated members of the Committee the authority to pre-approve audit and permissible non-audit services, provided such pre-approval decision is presented to the full Committee at its next scheduled meeting.

         General pre-approval of certain audit, audit-related and tax services is granted by the Committee at the first quarter Committee meeting. The Committee subsequently reviews fees paid. Specific pre-approval is required for all other services. During 2003, all audit and permitted non-audit services were pre-approved by the Committee.


                             AUDIT COMMITTEE REPORT

         The following is the report of the Audit Committee with respect to Peoples Bancorporation, Inc.'s audited financial statements for the fiscal year ended December 31, 2003.

         The purpose of the Audit Committee is to assist the Board in its general oversight of the Company's financial reporting, internal controls and audit functions. The Audit Committee is comprised solely of independent directors as defined by The Nasdaq Stock Market, Inc. Marketplace Rules.

         The Audit Committee has reviewed and discussed the consolidated financial statements with management and Elliott Davis, LLC, the Company's independent auditors. Management is responsible for the preparation, presentation and integrity of the Company's financial statements; accounting and financial reporting principles; internal controls; and disclosure controls and procedures. Elliott Davis, LLC, is responsible for performing an independent audit of the consolidated financial statements and expressing an opinion on the conformity of those financial statements with generally accepted accounting principles.

         The Audit Committee has discussed with Elliott Davis, LLC the matters required to be discussed by Statement on Accounting Standards No. 61, as may be modified or supplemented, "Communication with Audit Committee." In addition, the Audit Committee has received the written disclosures and the letter from Elliott Davis, LLC required by Independence Standards Board Standard No. 1, as may be modified or supplemented, "Independence Discussions with Audit Committees," and the Audit Committee has discussed with Elliott Davis, LLC their independence.

         Based on their review of the consolidated financial statements and discussions with and representations from management and Elliott Davis, LLC referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for fiscal year 2003, for filing with the Securities and Exchange Commission.

                         Respectfully submitted,

      Charles E. Dalton                            Larry D. Reeves
      James A. Black, Jr.                          Nell W. Smith


                   AVAILABILITY OF ANNUAL REPORT ON FORM 10-K

         Shareholders may obtain copies of the Company's Annual Report on Form 10-K required to be filed with the Securities and Exchange Commission for the year ended December 31, 2003, free of charge by requesting such form in writing from R. Riggie Ridgeway, Secretary, Peoples Bancorporation, Inc., 1818 East Main Street, Easley, South Carolina 29640. Copies may also be downloaded from the Securities and Exchange Commission website at http://www.sec.gov.

                                  OTHER MATTERS

         The Board of Directors and management of the Company are not aware of any other matters not referred to in the enclosed proxy that may be brought before the Annual Meeting. However, if any other matter should properly come before the Annual Meeting, the persons named in the enclosed proxy will vote such proxy in accordance with their best judgment on such matters. As of the date of the preparation of this Proxy Statement, no shareholder has submitted to management any proposal to be acted upon at the Annual Meeting.

6

                                                                      Appendix A
                             PEOPLES BANCORPORATION
                             AUDIT COMMITTEE CHARTER

                           Date Approved: May 5, 2003

THE AUDIT COMMITTEE

The Board of Directors of Peoples Bancorporation (the Company) has created a committee of directors to be known as the AUDIT COMMITTEE with its goals and objectives, composition, term of office, and duties and responsibilities as follows.

GOALS AND OBJECTIVES

The primary goal of the Committee will be to assist the Board of Directors in fulfilling its fiduciary responsibilities relating to corporate accounting and reporting practices of the Company. In accomplishing this goal, the Committee will:

o Oversee and appraise the quality of the audit effort of the Company's internal audit function and that of its independent auditors;

o Maintain, by scheduling regular meetings, open lines of communications among the board, its internal auditors, and its independent accountants to exchange views and information as well as confirm their respective authority and responsibilities;

o Serve as an independent and objective party to review the financial information presented by management to shareholders, regulators, and the general public; and

o    Review  the  adequacy  of  the  administrative,   operating,  and  internal
     accounting controls of the Company and its subsidiaries and evaluate adherence to those controls.

COMPOSITION

The Board shall annually confirm the membership of the Audit Committee of Peoples Bancorporation, Inc., (the Corporate Committee) which will be comprised of at least one member from each of the Audit Committees of the subsidiary banks, who is also a member of the Board of Directors of Peoples Bancorporation, Inc. Each member will be independent of senior management and operating executives of the Company and its subsidiaries and free from any relationship that might in the opinion of the Board of Directors be construed as a conflict of interest. One of the members shall be elected chairperson of the Committee by the Board of Directors.

The Audit Committee of each Subsidiary Bank shall be comprised of at least two members of the Bank's Board of Directors who will be independent of senior management and operating executives of the Company and its subsidiaries and free from any relationship that might in the opinion of the Board of Directors be construed as a conflict of interest. They shall be confirmed by the Board of Directors of the subsidiary bank.

TERM OF MEMBERSHIP

Each member shall serve his term on the Corporate Committee concurrently with his term of membership on the subsidiary Audit Committee. The chairperson shall be re-elected annually by the full Board of Directors.

DUTIES AND RESPONSIBILITIES

The Corporate Committee will meet concurrently with the Audit Committees of the subsidiary banks and will hold at least four regular meetings per year and such additional meetings as the chairperson of the Committee shall require in order to meet the following duties:

o Recommend to the full board the appointment of the independent accountants for the coming year;

o    Ensure  that  an  audit  is  conducted   in   compliance   with   statutory
     requirements;

o    Review and approve the audit plan of the independent accountants;

o Review and approve the audit plan of the internal auditors for the Company and its subsidiaries;

o Evaluate the effectiveness of both the internal and external audit effort through regular meetings with each respective group;

o Determine that no management restrictions are being placed upon either the internal or external auditors;

o Evaluate the adequacy and effectiveness of the administrative, operating and accounting policies of the Company and its subsidiaries through active communication with operating management, internal auditors, and the independent accountants;

o Evaluate the adequacy of the internal accounting control system of the Company and its subsidiaries by review of written reports from the internal and external auditors and monitor management's response and actions to correct any noted deficiencies;

o Review quarterly accounting and financial reports to be made to the public prior to their release, as practical;

o Review all regulatory reports submitted to the Company and monitor management's response to them;

o Require periodic reports from management, the independent accountants, and internal auditors on any significant proposed regulatory, accounting or reporting issue to assess the potential impact upon the financial reporting process of the Company and its subsidiaries;

o    Review and approve all significant accounting changes;

o    Review  and  approve  the  annual   financial   statements  with  operating
     management and the independent accountants;

o    Identify  and  direct  any  special  projects  or   investigations   deemed
     necessary; and

o Prepare a report to the full Board of Directors summarizing the work performed by the Committee to fully discharge its duties during the year.

MEETING FORMAT

The Committee meetings will consist of a general session that will be attended by Committee members, the internal auditor, management representatives, and the independent accountants as appropriate. Others may attend by invitation of the Committee.

Following the conclusion of the general session, the Committee will excuse management representatives in order to meet privately with the internal auditor, independent accountants, or others at the Committee's discretion.

An executive session of Committee members only will follow.


THE INTERNAL AUDIT DEPARTMENT

A.   Objectives

     The Internal Audit Department was created by and exists as an extension of the Audit Committees of the Boards of Directors (the boards) of Peoples Bancorporation and its subsidiaries, herein collectively referred to as "the company". The department was established in order to assist the committees and the boards in satisfying their legal obligations for ensuring proper and reasonable operations of the company. Its specific objectives are as follows:

     1. To perform audits in keeping with the Company's policy to determine the adequacy and effectiveness of the systems of internal controls.

     2. To determine whether operations of the company are efficiently carried out in accordance with policy, applicable regulatory requirements, generally acceptable accounting principles, and sound business practices.

     3. To furnish formal reports of audits performed to the appropriate levels of management, to include, at a minimum, scope, objective analysis of findings, recommendations for corrective action, and general assessment of an activity reviewed. Follow up should be provided to determine whether adequate corrective steps have been taken.

     4. To maintain an effective audit program, staffed by competent qualified personnel, directed toward the highest exposure to risk while employing resources efficiently and effectively according to overall objectives of the company.

     5. To continue involvement in the establishment of new systems or in modifying existing systems so that controls can be prescribed before implementation.

     6. To work jointly with the company's external auditors so that its work is done in the most efficient manner possible and with the least amount of disruption to the operations of the company.

     7. To promote understanding and appreciation of internal controls and their applications to the company's operations through written and oral, formal and informal, communications with management.

     8. To report the results of its activities to the audit committees of the company at least quarterly, and more if needed.

B.   Authority and Accountability

     In order to promote independence and enable auditors to maintain objectivity to render unbiased judgments, the Internal Audit Department reports functionally to the Audit Committees of the Boards of Directors of the company, and shall have immediate access to the Audit Committees without prior management approval, if the circumstances warrant such access. Administratively, the Internal Audit Director shall report to the Chief Executive Officer of the holding company. This department is accorded full authority to review all areas of the company at any time with access to all records, property, and personnel. Internal Audit will have no authority or responsibility to make operating decisions, to perform operational or control activities necessary to the daily operations of the banks, or to implement recommendations made in audit reports, because such activities may impair audit objectivity.

     Reports prepared by the Internal Auditor shall be considered confidential, and for the exclusive use of the Board of Directors. Any efforts by any officer or employee of the Banks to influence the Internal Auditor to withhold audit information from the Board, or to circumvent the information from reaching the Board, shall be cause for that individual's immediate separation from the Bank's employ.

     The Internal Auditor's workpapers and files shall likewise be considered confidential and subject to examination by others only by permission of the internal auditor.

C.   Responsibilities

     1. To prepare and submit an audit plan for each bank that provides for adequate and appropriate coverage of organizational activities over an appropriate cycle of time.

     2.   To provide periodic audit activity updates.

     3. To collect, analyze, interpret and document information which supports audit results, and to provide timely reporting on audit results.

     4. To assist external auditors and coordinate internal audit efforts to help achieve their objectives.

     5. To plan internal audits and coordinate required activities in such a manner as to efficiently achieve bank operating objectives as well as audit objectives.

     6. To maintain a professional level of industry and audit proficiency through appropriate training, education and learning efforts.

D. Reporting Process

     1. Audit reports will be prepared regarding the scope and results of each audit performed by the department. These reports will include corrective action recommendations regarding significant (1) internal control deficiencies and weaknesses, and (2) deviations from legal, regulatory and company policy requirements. Each audit report shall contain a conclusion or opinion concerning the overall adequacy of controls and operational procedures. When an adverse opinion is expressed, the report shall contain a statement regarding the exposure to the company if proper corrective action is not taken.

     2. Audit reports will contain statements of fact only when such facts can be substantiated in the auditor's workpapers.

     3. Audit findings and recommendations will be reviewed with the supervisor in charge of the audited function before the final report is circulated. The final report will be issued as soon as is reasonably possible after the audit has been completed. By direction from the board of directors, management is required to provide written responses to all audit reports within 30 days.

     4. Communication of audit reports and responses will be provided to the applicable Audit Committee.

E.   Internal Audit Manual

     Internal Audit will create and maintain an Internal Audit Manual that will contain information on such items as audit and administrative procedures, audit scheduling, standards for audit workpapers and reports, and other pertinent documentation.

                                                                      Appendix B

                          PEOPLES BANCORPORATION, INC.
                             2004 STOCK OPTION PLAN

         1. Purpose of the Plan. The Plan shall be known as the Peoples Bancorporation, Inc. 2004 Stock Option Plan (the "Plan"). The purpose of the Plan is to attract and retain the best available personnel for positions of substantial responsibility and to provide additional incentive to directors, officers and key employees of Peoples Bancorporation, Inc. (the "Company"), or any present or future parent or subsidiary of the Company, and to promote the success of the business. The Plan is intended to provide for the grant of "Incentive Stock Options," within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") and Non-qualified Stock Options, options that do not so qualify. Each and every one of the provisions of the Plan relating to Incentive Stock Options shall be interpreted to conform to the requirements of Section 422 of the Code.

         2. Definitions. As used herein, the following definitions shall apply.

               (a) "Award" means the grant by the Board or the Committee of an Incentive Stock Option or a Non-qualified Stock Option, or any combination thereof, as provided in the Plan.

               (b) "Company" shall mean Peoples Bancorporation, Inc., or any successor corporation thereto.

               (c) "Board" shall mean the Board of Directors of the Company, or any successor or parent corporation thereto.

               (d) "Code" shall mean the Internal Revenue Code of 1986, as amended.

               (e) "Committee" shall mean the Stock Option Committee appointed by the Board in accordance with paragraph 5(a) of the Plan.

               (f) "Common Stock" shall mean the common stock of the Company, or any successor or parent corporation thereto.

               (g) "Continuous Employment" or "Continuous Status as an Employee" shall mean the absence of any interruption or termination of employment with the Company or any present or future Parent or Subsidiary of the Company. Employment shall not be considered interrupted in the case of sick leave, military leave or any other leave of absence approved by the Company (provided, however, in the case of Incentive Stock Options, no such leave may extend beyond 90 days unless reemployment rights are guaranteed by law), or in the case of transfers between payroll locations of the Company or between the Company and any of its Parent, its Subsidiaries or a successor.

               (h) "Director" shall mean a member of the Board of Directors of the Company, or any successor thereto or Parent thereof.

               (i) "Effective Date" shall mean the date specified in Section 15 hereof.

               (j) "Employee" shall mean any person employed by the Company or any present or future Parent or Subsidiary of the Company.

               (k) "Incentive Stock Option" or "ISO" shall mean an option to purchase Shares granted by the Committee pursuant to Section 8 hereof which is subject to the limitations and restrictions of Section 8 hereof and is intended to qualify under Section 422 of the Code.

               (l) "Non-qualified Stock Option" shall mean an option to purchase Shares granted pursuant to Section 9 hereof, which option is not intended to qualify under Section 422 of the Code.

               (m) "Option" shall mean an Incentive or Non-qualified Stock Option granted pursuant to this Plan providing the holder of such Option with the right to purchase Common Stock.

               (n) "Optioned Stock" shall mean stock subject to an Option granted pursuant to the Plan.

               (o) "Optionee" shall mean any person who receives an Option or Award pursuant to the Plan.

               (p) "Parent" shall mean any present or future corporation which would be a "parent corporation" as defined in Subsections 424(e) and (g) of the Code.

               (q) "Participant" means any officer, key employee or director of the Company or any Parent or Subsidiary of the Company or any other person providing a service to the Company who is selected by the Board or the Committee to receive an Award, or who by the express terms of the Plan is granted an Award.

               (r) "Plan" shall mean the Peoples Bancorporation, Inc., 2004 Stock Option Plan.

               (s) "Share" shall mean one share of the Common Stock.

               (t) "Subsidiary" shall mean any present or future corporation which would be a "subsidiary corporation" as defined in Subsections 424(f) and
(g) of the Code.

         3. Shares Subject to the Plan. Except as otherwise required by the provisions of Section 13 hereof, the aggregate number of Shares with respect to which Awards may be made pursuant to the Plan shall be 195,000. Such Shares shall be authorized but unissued shares of the Common Stock. Shares of Common Stock subject to Options which for any reason are terminated unexercised or expire shall again be available for issuance under the Plan.

         4. Six Month Holding Period. A total of six months must elapse between the date of the grant of an Option and the ate of the sale of Common Stock received through the exercise of an Option.

         5. Administration of the Plan.

               (a) Composition of the Committee. The Plan shall be administered by the Board or a Committee appointed by the Board, which shall serve at the pleasure of the Board. Such Committee shall be constituted solely of two or more Directors who are not currently officers or employees of the Company or any of its subsidiaries, and who qualify to administer the Plan as contemplated by Rule 16b-3 under the Securities Exchange Act of 1934, or any successor rule.

               (b) Powers of the Committee. The Board or the Committee is authorized (but only to the extent not contrary to the express provisions of the Plan or, in the case of the Committee, to resolutions adopted by the Board) to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan, to determine the form and content of Awards to be issued under the Plan and to make other determinations necessary or advisable for the administration of the Plan. The Committee also shall have and may exercise such other power and authority as may be delegated to it by the Board from time to time. A majority of the entire Committee shall constitute a quorum and the action of a majority of the members present at any meeting at which a quorum is present shall be deemed the action of the Committee. In no event may the Board or the Committee revoke outstanding Awards without the consent of the Participant.

         The Chairman of the Board of Directors of the Company and such other officers as shall be designated by the Board or the Committee are hereby authorized to execute instruments evidencing Awards on behalf of the Company and to cause them to be delivered to the participants.

               (c) Effect of Board's or Committee's Decision. All decisions, determinations and interpretations of the Board or the Committee shall be final and conclusive on all persons affected thereby.

         6. Eligibility. Awards may be granted to directors, officers, key employees and other persons. The Board or the Committee shall from time to time determine the directors, officers, key employees and other persons who shall be granted Awards under the Plan, the number to be granted to each such director, officer, key employee and other persons under the Plan, and whether Awards granted to each such Participant under the Plan shall be Incentive and/or Non-qualified Stock Options (provided, however, Incentive Stock Options may only be granted to persons who are employees, including officers, of the Company). In selecting participants and in determining the number of Shares of Common Stock to be granted to each such Participant pursuant to each Award granted under the Plan, the Board or the Committee may consider the nature of the services rendered by each such Participant, each such Participant's current and potential contribution to the Company and such other factors as the Board or the Committee may, in its sole discretion, deem relevant. Directors, officers, key employees or other persons who have been granted an Award may, if otherwise eligible, be granted additional Awards.

         7. Term of the Plan. The Plan shall continue in effect for a term of ten years from the Effective Date, unless sooner terminated pursuant to Section 18 hereof. No Option shall be granted under the Plan after ten years from the Effective Date.

         8. Terms and Conditions of Incentive Stock Options. Incentive Stock Options may be granted only to Participants who are Employees. Each Incentive Stock Option granted pursuant to the Plan shall be evidenced by a written agreement, executed by the Company and the Optionee, which states the number of shares of common stock subject to the Options granted thereby and the period of exercisability of the Options, and in such form as the Board or the Committee shall from time to time approve. Each and every Incentive Stock Option granted pursuant to the Plan shall comply with, and be subject to, the following terms and conditions:

               (a) Option Price.

                    (i) The price per Share at which each Incentive Stock Option granted under the Plan may be exercised shall not, as to any particular Incentive Stock Option, be less than the fair market value of the Common Stock at the time such Incentive Stock Option is granted. For such purposes, if the Common Stock is traded otherwise than on a national securities exchange at the time of the granting of an Option, then the price per Share of the Optioned Stock shall be not less than the mean between the best bid and best asked price on the date the Incentive Stock Option is granted or, if there is no bid and asked price on said date, then on the next prior business day on which there was a best bid and best asked price. If no such best bid and best asked price is available or if it appears that the reported prices do not reflect bona fide market prices, then the price per Share shall be determined by the Board or the Committee. If the Common Stock is listed on a national securities exchange at the time of the granting of an Incentive Stock Option, then the price per Share shall be not less than the average of the highest and lowest selling price on such exchange on the date such Incentive Stock Option is granted or, if there were no sales on such date, then the price shall be not less than the mean between the bid and asked price on such date.

                    (ii) In the case of an Employee who owns Common Stock representing more than ten percent (10%) of the outstanding Common Stock at the time the Incentive Stock Option is granted, the Incentive Stock Option price shall not be less than one hundred and ten percent (110%) of the fair market value of the Common Stock at the time the Incentive Stock Option is granted.

               (b) Payment. Full payment for each Share of Common Stock purchased upon the exercise of any Incentive Stock Option granted under the Plan shall be made at the time of exercise of each such Incentive Stock Option and shall be paid in cash. No Shares of Common Stock shall be issued until full payment therefor has been received by the Company, and no Optionee shall have any of the rights of a stockholder of the Company until Shares of Common Stock are issued to him.

               (c) Term of Incentive Stock Option. The term of each Incentive Stock option granted pursuant to the Plan shall be not more ten (10) years from the date each such Incentive Stock Option is granted, provided that in the case of an Employee who owns stock representing more than ten percent (10%) of the

Common Stock outstanding at the time the Incentive Stock Option is granted, the term of the Incentive Stock Option shall not exceed five years.

               (d) Exercise Generally. Except as otherwise provided in Section 10 hereof, no Incentive Stock Option may be exercised unless the Optionee shall have been in the Continuous Employment of the Company at all times during the period beginning with the date of grant of any such Incentive Stock Option and ending on the date three months prior to the date of exercise of any such Incentive Stock Option. The Board or the Committee may at the time of grant impose additional conditions upon the right of an Optionee to exercise any Incentive Stock Option granted hereunder which are not inconsistent with the terms of the Plan or the requirements for qualification as an Incentive Stock Option under Section 422 of the Code.

               (e) Limitation on Options to be Exercised. The aggregate fair market value (determined as of the date the Option is granted) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by each Employee during any calendar year (under all Incentive Stock Option plans, as defined in Section 422 of the Code, of the Company or any present or future Parent or Subsidiary of the Company) shall not exceed $100,000. Notwithstanding the prior provisions of this Section 8(e), the Board or the Committee may grant Options in excess of the foregoing limitations, provided said Options shall be clearly and specifically designated as not being Incentive Stock Options, as defined in Section 422 of the Code.

               (f) Transferability. Any Incentive Stock Option granted pursuant to the Plan shall be exercised during an Optionee's lifetime only by the Optionee to whom it was granted and shall not be assignable or transferable otherwise than by will or by the laws of descent and distribution.

         9. Terms and Conditions of Non-qualified Stock Options. Each Non-qualified Stock Option granted pursuant to the Plan shall be evidenced by a written agreement, executed by the Company and the Optionee, which states the number of shares of Common Stock subject to the Options granted thereby and the period of exercisability of the Options, and in such form as the Board or the Committee shall from time to time approve. Each and every Non-qualified Stock Option granted pursuant to the Plan shall comply with and be subject to the following terms and conditions.

               (a) Option Price. The exercise price per Share of Common Stock for each Non-qualified Stock Option granted pursuant to the Plan shall be such price as the Board or the Committee may determine in its sole discretion which prices shall not be less than the fair market price as determined pursuant to
Section 8(a)(i) hereof.

               (b) Payment. Full payment for each Share of Common Stock purchased upon the exercise of any Non-qualified Stock Option granted under the Plan shall be made at the time of exercise of each such Non-qualified Stock Option and shall be paid in cash. No Shares of Common Stock shall be issued until full payment therefor has been received by the Company and no Optionee shall have any of the rights of a stockholder of the Company until the Shares of Common Stock are issued to him.

               (c) Term. The term of each Non-qualified Stock Option granted pursuant to the Plan shall be not more than ten (10) years from the date each such Non-qualified Stock Option is granted.

               (d) Exercise Generally. The Board or the Committee may impose additional conditions upon the right of any Participant to exercise any Non-qualified Stock Option granted hereunder which are not inconsistent with the terms of the Plan.

               (e) Cashless Exercise. An Optionee who has held a Non-qualified Stock Option for at least six months may engage in the "cashless exercise" of the Option. In a cashless exercise, an Optionee gives the Company written notice of the exercise of the Option together with an order to a registered broker-dealer or equivalent third party, to sell part or all of the Optioned Stock and to deliver enough of the proceeds to the Company to pay the Option price and any applicable withholding taxes. If the Optionee sells the Optioned Stock other than through a registered broker-dealer or equivalent third party, he can give the Company written notice of the exercise of the Option and the identity of the purchaser, and the purchaser of the Optioned Stock shall pay the Option price plus any applicable withholding taxes to the Company.

               (f) Transferability. Any Non-qualified Stock Option granted pursuant to the Plan shall be exercised during an Optionee's lifetime only by the Optionee to whom it was granted and shall not be assignable or transferable otherwise than by will or by the laws of descent and distribution.

         10. Effect of Termination of Employment, Disability or Death on Incentive Stock Options.

               (a) Termination of Employment. In the event that any Optionee's employment with the Company shall terminate for any reason, other than Permanent and Total Disability (as such term is defined in Section 22 (e) (3) of the Code or any successor section thereto) or death, all of any such Optionee's Incentive Stock Options, and all of any such Optionee's rights to purchase or receive Shares of Common Stock pursuant thereto, shall automatically terminate on the earlier of (i) the respective expiration dates of any such Incentive Stock
Options or (ii) the expiration of not more than three months after the date of such termination of employment, but only if, and to the extent that, the Optionee was entitled to exercise any such Incentive Stock Options at the date of such termination of employment.

               (b) Disability. In the event that any Optionee's employment with the Company shall terminate as the result of the Permanent and Total Disability (as such term is defined in Section 22(e)(3) of the Code or any successor section thereto) of such Optionee, such Optionee may exercise any Incentive Stock Options granted to him pursuant to the Plan at any time prior to the earlier of (i) the respective expiration dates of any such Incentive Stock Options or (ii) the date which is one year after the date of such termination of employment, but only if, and to the extent that, the Optionee was entitled to exercise any such Incentive Stock Options at the date of such termination of employment.

               (c) Death. In the event of the death of an Optionee, any Incentive Stock Options granted to such Optionee may be exercised by the person or persons to whom the Optionee's rights under any such Incentive Stock Options pass by will or by the laws of descent and distribution (including the Optionee's estate during the period of administration) at any time prior to the earlier of (i) the respective expiration dates of any such Incentive Stock Options or (ii) the date which is one year after the date of death of such Optionee but only if, and to the extent that, the Optionee was entitled to exercise any such Incentive Stock Options at the date of death. For purposes of this Section 10(c), any Incentive Stock Option held by an Optionee shall be considered exercisable at the date of his death if the only unsatisfied condition precedent to the exercisability of such Incentive Stock Option at the date of death is the passage of a specified period of time. At the discretion of the Board or the Committee, upon exercise of such Options the Optionee may receive Shares or cash or a combination thereof. If cash shall be paid in lieu of Shares, such cash shall be equal to the difference between the fair market value (as determined by the Board or the Committee) of such Shares and the exercise price of such Options on the exercise date.

               (d) Incentive Stock Options Deemed Exercisable. For purposes of Sections 10(a), 10(b) and 10(c) above, any Incentive Stock Option held by any Optionee shall be considered exercisable at the date of termination of his employment if any such Incentive Stock Option would have been exercisable at such date of termination of employment had his employment not been terminated on such date.

               (e) Termination of Incentive Stock Options. To the extent that any Incentive Stock Option granted under the Plan to any Optionee whose employment with the Company terminates shall not have been exercised within the applicable period set forth in this Section 10, any such Incentive Stock Option, and all rights to purchase or receive Shares of Common Stock pursuant thereto, as the case may be, shall terminate on the last day of the applicable period.

         11. Effect of Termination of Employment, Disability or Death on Non-qualified Stock Options. The terms and conditions of Non-qualified Stock Options relating to the effect of the termination of an Optionee's employment, disability of an Optionee or his death shall be such terms and conditions as the Board or the Committee shall, in its sole discretion, determine at the time of termination, unless specifically provided for by the terms of the written agreement at the time of grant of the Award.

         12. Right of Repurchase and Restrictions on Disposition. The Board or the Committee, in its sole discretion, may include at the time of Award, as a term of any Incentive Stock Option or Non-qualified Stock Option, the right (the "Repurchase Right") but not the obligation, to repurchase all or any amount of the Shares acquired by an Optionee pursuant to the exercise of any such Options. The intent of the Repurchase Right is to encourage the continued employment of the Optionee. The Repurchase Right shall provide for, among other things, a specified duration of the Repurchase Right, a specified price per Share to be paid upon the exercise of the Repurchase Right and a restriction on the disposition of the Shares by the Optionee during the period of the Repurchase Right. The Repurchase Right may permit the Company to transfer or assign such right to another party. The Company may exercise the Repurchase Right only to the extent permitted by applicable law.

         13. Recapitalization, Merger, Consolidation, Change in Control and Similar Transactions.

               (a) Adjustment. The aggregate number of Shares of Common Stock for which Options may be granted hereunder, the number of Shares of Common Stock covered by each outstanding Option, and the exercise price per Share of Common Stock of each such Option, shall all be proportionately adjusted for any increase or decrease in the number of issued and outstanding Shares of Common Stock resulting from a subdivision or consolidation of Shares (whether by reason of merger, consolidation, recapitalization, reclassification, splitup, spin-off, stock split, combination of shares, or otherwise) or the payment of a stock dividend (but only on the Common Stock) or any other increase or decrease in the number of such Shares of Common Stock effected without the receipt of consideration by the Company (other than Shares held by dissenting stockholders).

               (b) Change in Control. All outstanding Awards shall become immediately exercisable in the event of a change in control or imminent change in control of the Company. In the event of such a change in control or imminent change in control, the Optionee shall, at the discretion of the Board or the Committee, be entitled to receive cash in an amount equal to the fair market value of the Common Stock (as determined by the Board or the Committee) subject to any Incentive or Non-qualified Stock Option over the Option Price of such Shares, in exchange for the surrender of such Options by the Optionee on that date. For purposes of this Section 13, "change in control" shall mean: (i) the execution of an agreement for the sale of all, or a material portion, of the assets of the Company; (ii) the execution of an agreement for a merger or recapitalization of the Company or any merger or recapitalization whereby the Company is not the surviving entity; (iii) a change of control of the Company, as otherwise defined or determined by the Board of Governors of the Federal
Reserve System pursuant to the laws of the United States, or regulations promulgated by it; or (iv) the acquisition, directly or indirectly, of the beneficial ownership (within the meaning of that term as it is used in Section 13(d) of the Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder) of 25% or more of the outstanding voting securities of the Company by any person, trust, entity or group. This limitation shall not apply to the purchase of shares by underwriters in connection with a public offering of Company stock, or the purchase of shares of up to 25% of any class of securities of the Company by a tax qualified employee stock benefit plan of the Company or to a transaction which forms a holding company for the Company, if the shareholders of the Company own substantially the same proportionate interests of the stock of the holding company immediately after the transaction except for changes caused by the exercise of dissenter's rights. The term "person" refers to an individual or a corporation, partnership, trust, association, joint venture, pool, syndicate, sole proprietorship, unincorporated organization or any other form of entity not specifically listed herein. For purposes of this Section 13, "imminent change in control" shall refer to any offer or announcement, oral or written, by any person or persons acting as a group, to acquire control of the Company. Whether there is an imminent change in control shall be determined by the Board or the Committee. The decision of the Board or the Committee as to whether a change in control or imminent change in control has occurred shall be conclusive and binding.

               (c)  Cancellation  and  Payment  for  Options  in  the  Event  of
Extraordinary Corporate Action. Subject to any required action by the stockholders of the Company, in the event of any change in control, recapitalization, merger, consolidation, exchange of shares, spin-off, reorganization, tender offer, liquidation or other extraordinary corporate action or event, the Board or the Committee, in its sole discretion, shall have the power, prior or subsequent to such action or event to:

                    (i) cancel any or all previously granted Options, provided that consideration is paid to the Optionee in connection therewith which consideration is sufficient to put the Optionee in as favorable a financial position as he would have been if the options had not been cancelled; and/or

                    (ii) subject to Section 13(a) and (b) above, make such other adjustments in connection with the Plan as the Board or the Committee, in its sole discretion, deems necessary, desirable, appropriate or advisable; provided, however, that no action shall be taken by the Committee which would cause Incentive Stock Options granted pursuant to the Plan to fail to meet the requirements of Section 422 of the Code.

         Except as expressly provided in Sections 13(a) and 13(b) hereof, no Optionee shall have any rights by reason of the occurrence of any of the events described in this Section 13.

               (d) Acceleration. The Board or the Committee shall at all times have the power to accelerate the exercise date of Options previously granted under the Plan.

         14. Time of Granting Options. The date of grant of an Option under the Plan shall, for all purposes, be the date on which the Company executes the written agreement to grant such Option. Notice of the determination of the grant of an Option by the Board or the Committee shall be given to each individual to whom an Option is so granted within a reasonable time after the date of such determination in a form determined by the Board or the Committee.

         15. Effective Date. The Plan shall become effective upon adoption by the Board of Directors. Options may be granted prior to approval of the Plan by the stockholders of the Company if the exercise of such Options is subject to such stockholder approval.

         16.   Approval  by   Stockholders.   The  Plan  shall  be  approved  by
stockholders of the Company within twelve months before or after the date the Plan becomes effective.

         17. Modification of Options. At any time and from time to time, the Board may or may authorize the Committee to direct the execution of an instrument providing for the modification of any outstanding Option, provided no such modification, extension or renewal shall confer on the holder of said Option any right or benefit which could not be conferred on him by the grant of a new Option at such time, nor shall materially decrease the Optionee's benefits under the Option without the consent of the holder of the Option, except as otherwise permitted under Section 18 hereof. Notwithstanding anything herein to the contrary, the Board or the Committee shall have the authority to cancel outstanding Options with the consent of the Optionee and to reissue new Options at a lower exercise price, (provided, however, the exercise price for Incentive Stock Options shall in no event be less than the then fair market value per share of Common Stock), in the event that the fair market value per share of Common Stock at any time prior to the date of exercise of outstanding Options falls below the exercise price of such Options.

         18. Amendment and Termination of the Plan.

               (a)  Action  by the  Board.  The  Board  may  alter,  suspend  or discontinue the Plan, except that no action of the Board may increase (other than as provided in Section 13 hereof) the maximum number of Shares permitted to be optioned under the Plan, materially increase the benefits accruing to Participants under the Plan or materially modify the requirements for eligibility for participation in the Plan unless such action of the Board shall be subject to approval or ratification by the stockholders of the Company.

               (b) Change in Applicable Law. Notwithstanding any other provision contained in the Plan, in the event of a change in any federal or state law, rule or regulation which would make the exercise of all or part of any previously granted Incentive and/or Non-qualified Stock Option unlawful or subject the Company to any penalty, the Committee may restrict any such exercise without the consent of the Optionee or other holder thereof in order to comply with any such law, rule or regulation or to avoid any such penalty.

         19. Conditions Upon Issuance of Shares. Shares shall not be issued with respect to any Option granted under the Plan unless the issuance and delivery of such Shares shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, any applicable state securities law and the requirements of any stock exchange upon which the Shares may then be listed.

         The inability of the Company to obtain approval from any regulatory body or authority deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder shall relieve the Company of any liability in respect of the non-issuance or sale of such Shares.

         As a condition to the exercise of an Option, the Company may require the person exercising the Option to make such representations and warranties as may be necessary to assure the availability of an exemption from the registration requirements of federal or state securities law.

         20. Reservation of Shares. During the term of the Plan, the Company will reserve and keep available a number of Shares sufficient to satisfy the requirements of the Plan.

         21. Unsecured Obligation. No Participant under the Plan shall have any interest in any fund or special asset of the Company by reason of the Plan or the grant of any Incentive or Non-qualified Stock Option under the Plan. No trust fund shall be created in connection with the Plan or any grant of any Incentive or Non-qualified Stock Option hereunder and there shall be no required funding of amounts which may become payable to any Participant.

         22. Withholding Tax. The Company shall have the right to deduct from all amounts paid in cash with respect to the cashless exercise of Options under the Plan any taxes required by law to be withheld with respect to such cash payments. Where a Participant or other person is entitled to receive Shares pursuant to the exercise of an Option pursuant to the Plan, the Company shall have the right to require the Participant or such other person to pay the Company the amount of any taxes which the Company is required to withhold with respect to such Shares, or, in lieu thereof, to retain, or sell without notice, a number of such Shares sufficient to cover the amount required to be withheld.

         23. Governing Law. The Plan shall be governed by and construed in accordance with the laws of the State of South Carolina, except to the extent that federal law shall be deemed to apply.

         24. Compliance With Rule 16b-3. With respect to persons to whom options are granted hereunder who are subject to Section 16 of the Securities Exchange Act of 1934: (i) this Plan is intended to comply with all applicable conditions of Rule 16b-3 or its successors, (ii) all transactions involving insider-participants are subject to such conditions as are expressly set forth in the Plan, and (iii) any provision of the Plan or action by the Plan's administrators that is contrary to a condition of Rule 16b-3 shall not apply to insider-participants.

                                      PROXY

                          PEOPLES BANCORPORATION, INC.

               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
           FOR ANNUAL MEETING OF SHAREHOLDERS - TUESDAY - MAY 18, 2004

         Robert E. Dye, Sr. and Patricia A. Jensen, or either of them, with full power of substitution, are hereby appointed as agent(s) of the undersigned to vote as proxies all of the shares of Common Stock of Peoples Bancorporation, Inc. held of record by the undersigned on the Record Date at the Annual Meeting of Shareholders to be held on May 18, 2004, and at any adjournment thereof, as follows:

1.      Election of  [ ] FOR all nominees listed  [ ] WITHHOLD AUTHORITY
        Directors.       below                        to vote for all nominees
                                                       listed below


                [ ] WITHHOLD  AUTHORITY only on the following nominees:_________
                ________________________________________________________________
                ________________________________________________________________

Instructions: To withhold authority to vote for any individual(s), write the nominee's(s') name(s) on the line above.

NOMINEES: David C. King, Andrew M. McFall,  III, Eugene W. Merritt,  Jr., George
          B. Nalley, Jr., Nell W. Smith, A. J. Thompson, Jr.

2.    Approval of the Peoples       [ ] FOR      [ ] AGAINST     [ ] ABSTAIN
      Bancorporation, Inc.
      2004 Stock Option Plan

3. And, in the discretion of said agents, upon such other business as may properly come before the meeting, and matters incidental to the conduct of the meeting. (Management at present knows of no other business to be brought before the meeting.)

THE PROXIES WILL BE VOTED AS INSTRUCTED. IF NO CHOICE IS INDICATED WITH RESPECT TO A MATTER WHERE A CHOICE IS PROVIDED, THIS PROXY WILL BE VOTED "FOR" SUCH MATTER.

Please sign exactly as name appears below. When signing as attorney, executor, administrator, trustee, or guardian, please give full title. If more than one trustee, all should sign. All joint owners must sign.

Dated:               ,  2004
       --------------                 ------------------------------------------